UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 18, 2016

Jones Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36006	80-0907968
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

807 Las Cimas Parkway, Suite 350 Austin, Texas		78746
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (512) 328-2953

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement

On August 18, 2016, Jones Energy Holdings, LLC, a Delaware limited liability company and the operating subsidiary of Jones Energy, Inc. (the “Company”), entered into a definitive purchase and sale agreement (the “Purchase Agreement”) with SCOOP Energy Company, LLC, an Oklahoma limited liability company (the “Seller”), to acquire oil and gas properties located in the STACK/SCOOP play in Central Oklahoma (the “Acquisition”). The oil and gas properties to be acquired in the Acquisition (collectively, the “Properties”) principally consist of approximately 18,000 undeveloped net acres in Canadian, Grady and McClain Counties, Oklahoma.  The purchase price for the Properties is $136.5 million, subject to customary purchase price adjustments, including, among others, adjustments for title and environmental defects and failures to obtain necessary consents.

In connection with the execution of the Purchase Agreement, the Company paid a deposit equal to approximately 15% of the Preliminary Purchase Price to an escrow agent. The Company expects to close the Acquisition prior to the end of the third quarter of 2016, subject to the completion of satisfactory title and environmental due diligence and the satisfaction of customary closing conditions. In addition, the Acquisition requires the approval of the Oklahoma probate court with jurisdiction over the assets of one of the equity owners of the Seller’s parent company (the “Court Approval”).

Each party’s separate obligation to consummate the respective portions of the Acquisition is conditioned upon, among other things, (i) the receipt of all required approvals, including the Court Approval, (ii) confirmation that the counterparties’ representations and warranties are true as of the closing, (iii) the counterparties’ performance, in all material respects, of all covenants and (iv) the absence of legal matters prohibiting the Acquisition.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the text of the Purchase Agreement, a copy of which the Company plans to file as an exhibit to its Quarterly Report on Form 10-Q for the period ending September 30, 2016.

Item 7.01                                           Regulation FD Disclosure

On August 18, 2016, the Company issued a press release announcing the Acquisition. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In addition, on August 18, 2016, the Company issued a press release announcing a public offering of Class A common stock and a concurrent public offering of convertible preferred stock. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1 and Exhibit 99.2, is being “furnished” pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27(a) of the Securities Act of 1933, as amended, and Section 21(e) of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by words such as “anticipates,” “believes,” “forecasts,” “plans,” “estimates,” “expects,” “intends,” “should,” “will” or other similar expressions. Such statements are based on management’s current expectations, estimates and projections, which are subject to a wide range of uncertainties and business risks. These forward-looking statements include, but are not limited to, statements regarding the anticipated closing timeframe of the Acquisition. Actual results may differ materially from those included in the forward-looking statements due to a number of factors, including, but not limited to: disruptions of the Company’s ongoing business, distraction of management and employees, increased expenses and adversely affected results of operations from organizational modifications due to the Acquisition; the inability of the parties to satisfy the conditions to the consummation of the Acquisition; the inability to obtain the AKM Consent; the risk that expected efficiencies from the transaction may not be fully realized; changes in natural gas, natural gas liquid (“NGL”) and oil prices; liquidity constraints, including those resulting from the cost or unavailability of financing due to debt and equity capital and credit market conditions, changes in our credit rating, our compliance with loan covenants, the increasing credit pressure on our industry or demands for cash collateral by counterparties to derivative and other contracts; global geopolitical and macroeconomic factors; general economic conditions, including interest rates; changes in local, regional, national and global demand for natural gas, oil and NGL; changes in, adoption of and compliance with laws and regulations, including decisions and policies concerning the environment, climate change, greenhouse gas or other emissions, natural resources, and fish and wildlife, hydraulic fracturing, water use and drilling and completion techniques, as well as the risk of legal proceedings arising from such matters, whether involving public or private claimants or regulatory investigative or enforcement measures; impact of U.S. dollar exchange rates on oil, NGL and natural gas prices; elimination of federal income tax deductions for oil and gas exploration and development; drilling results; shortages of oilfield equipment, services and personnel; the availability of storage and refining capacity; operating risks such as unexpected drilling conditions; transportation constraints; weather conditions; changes in maintenance, service and construction costs; permitting delays; outcome of contingencies such as legal proceedings; inadequate supplies of water and/or lack of water disposal sources; and the other risks discussed in the Company’s periodic filings with the Securities and Exchange Commission, including the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and Quarterly Reports on Form 10-Q filed hereafter. The Company undertakes no obligation to publicly correct or update the forward-looking statements to reflect future events or circumstances.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Description
99.1	Press Release of Jones Energy, Inc., dated August 18, 2016 (Acquisition).
99.2	Press Release of Jones Energy, Inc., dated August 18, 2016 (Offerings).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 18, 2016

JONES ENERGY, INC.

By:	/s/ Robert J. Brooks
Robert J. Brooks
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Jones Energy, Inc., dated August 18, 2016 (Acquisition).
99.2	Press Release of Jones Energy, Inc., dated August 18, 2016 (Offerings).